EXHIBIT 10.2

FIRST AMENDMENT TO

CRUDE OIL MARKETING CONTRACT

THIS FIRST AMENDMENT (the “Amendment”) dated October 19, 2004, hereby amends that certain Crude Oil Marketing Agreement (the “Agreement”) dated July 15, 2004 by and among Plains Exploration & Production Company (“PXP”), Arguello, Inc. (“Arguello”), PXP Gulf Coast Inc. (“PXP Gulf Coast”) and Plains Marketing, L.P. (“Buyer”). PXP, Arguello and PXP Gulf Coast are sometimes referred to herein individually as a “Seller” and collectively as the “Sellers.” Sellers and Buyer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Defined terms used but not otherwise defined herein shall have the meaning given to such term in the Agreement.

R E C I T A L S

WHEREAS, pursuant to Article 3 of the Agreement, Sellers requested to renegotiate the Marketing and Administrative Fee; and

WHEREAS, Sellers and Buyer hereby agree to amend the Marketing and Administrative Fee and certain other matters, all as set forth in this Amendment.

NOW, THEREFORE, the Parties agree as follows:

1. Section 1.1 is amended to include the following definitions:

“ ‘California Covered Properties’ means the fields in California and the OCS offshore California set forth on Exhibit A as of the date hereof, and any extension or infill drilling thereof.”

“ ‘Existing Resale Contract’ means a contract Buyer has entered into, prior to September 17, 2004, for the resale of Crude Oil from a California Covered Property purchased by Buyer from Seller pursuant to this Agreement.”

“ ‘New Resale Contract’ means any contract for the sale of Crude Oil from a California Covered Property subject to this Agreement other than an Existing Resale Contract.”

2. Section 2.1 is amended by deleting the last sentence thereof in its entirety.

3. Section 2.7(i) of the first sentence of Section 2.7 of the Agreement is amended in its entirety to read, “(i) a marketing and administrative fee of (a) $0.20 for each Barrel sold under an Existing Resale Contract and (b) $0.15 for each Barrel sold under a New Resale Contract (in either case, the “Marketing and Administrative Fee”) and”.

4. Article 2 is amended to add the following Section 2.11:

“2.11. Covered Properties and Resale Contracts. The Parties agree that notwithstanding any other provision of the Agreement or any exhibit, attachment or other type of addendum thereto:

(a) “Covered Properties´ hereunder shall be limited to California Covered Properties and the properties subject to the PXP Gulf Coast Agreement. The application of Section 2.3 hereof shall be limited to the properties currently subject to the PXP Gulf Coast Agreement and only upon the expiration of the PXP Gulf Coast Agreement.

(b) Buyer agrees that Seller shall be afforded the opportunity to become a party to any New Resale Contract that Buyer intends to enter into, with the full rights and obligations of a seller of Crude Oil under such contract, prior to Buyer’s entering into any New Resale Contract. Buyer shall negotiate the right of Sellers to become a party to all New Resale Contracts and shall provide Sellers 48 hours’ notice (excluding weekends and holidays) prior to the proposed execution of a New Resale Contract in order for Sellers to review and determine whether it elects to also become a party to such contract. Seller shall remain liable to Buyer for the Marketing and Administrative Fee for each barrel sold under such New Resale Contract whether Seller, Buyer, or both become a party to such New Resale Contract.”

5. Section 6.2 is amended to add the following Section 6.2(f): “(f) Buyer has provided Seller with complete copies of all Existing Resale Contracts, along with any addendums, amendments, exhibits or other attachments thereto.”

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

BUYER:

Plains Marketing, L.P.

By:	Plains Marketing GP, Inc., its general partner

By:
Name:
Title:

2

SELLERS:

Plains Exploration & Production Company

By:
Name:
Title:

Arguello, Inc.

By:
Name:
Title:

PXP Gulf Coast Inc.

By:
Name:
Title:

3